                                                                  Exhibit 3.1.63
--------------------------------------------------------------------------------

Microfilm Number               Filed with the Department of State on MAY 05 1997
                ------
Entry Number 9431679                           /s/ [graphic of signature]
                                               ---------------------------------
                                                  Secretary of the Commonwealth

             ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 91)

     In compliance with the requirements of 15 Pa. C.S.ss.1915 (relating to articles of amendment) the undersigned business corporation desiring to amend its Articles, hereby states that:

1. The name of the corporation is Delm Nursing, Inc. (a close corporation)

    ----------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 25 Le Forge Court     Wayne   Pennsylvania     19087     Montgomery
       -------------------------------------------------------------------------
       Number and Street     City    State             Zip      County

   (b) c/o
       -------------------------------------------------------------------------
       Name of Commercial  Registered  Office  Provider          County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: PA Business Corporation Law Act of May 5, 1993, PL 364,

4. The date of its incorporation is: November 4, 1988

5. (Check, and if appropriate complete, one of the following):

   |x| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

   |x| The amendment shall be effective on:_____________at___________________
                                              Date                Hour

6. (Check one of the following):

   | | The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S.ss. 1914(a) and (b).

   |_| The amendment was adopted by the board of directors pursuant to 15
       Pa.C.S.ss.1914(c)

7. (Check, and if appropriate complete, one of the following):

   |_| The amendment adopted by the corporation, set forth in full, is as follows.

   |x| The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

  |x| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorised officer thereof this 30th day of November, 1996.

                                                   Delm Nursing Inc.
                                                   -----------------------------
                                                        Name of Corporation


                                                    By: /s/ Daniel E. Straus
                                                    ----------------------------
                                                             Signature
                                                            Daniel E. Straus

                                                    TITLE: President

                       EXHIBIT A TO ARTICLES OF AMENDMENT
                       ----------------------------------

                               DELM NURSING, INC.

                 Amended and Restated Articles of Incorporation
                 ----------------------------------------------

         1.  The name of the Corporation is Delm Nursing, Inc.

         2. The location and post office address of the registered office of the Corporation in this Commonwealth is 25 LeForge Court, Wayne, Pennsylvania 19087, Montgomery County.

         3. The purpose or purposes for which the Corporation is incorporated are to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, as amended.

         4. The term for which the Corporation is to exist is perpetual.

         5. The aggregate number of shares which the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $1.00 per share.

Microfilm Number 9843-1127      Filed with the Department of State on JUN 3 1998
                 ---------
Entry Number 943149                            /s/ [graphic of signature]
                                               ---------------------------------
                                                 Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entry (check one):


|x| Domestic Business Corporation(15 Pa. C.S.ss.1507)          |_| Foreign Non-profit Corporation (15 Pa. C.S. ss. 6144)


|_| Foreign Business Corporation (15 Pa. C.S.ss.4144)          |_| Domestic Limited Operation (15 Pa. C.S. ss. 8506)

|_| Domestic Non-profit Corporation (15 Pa. C.S.ss.5507)


     In compliance with the requirements of the applicable provisions of 15 Pa. C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Delm Nursing, Inc.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is : (the Department is hereby authorised to correct the following information to conform to the records of the Department):

   (a) 329 Market Street, Williamstown   Pennsylvania   17701    Lycoming
       -------------------------------------------------------------------------
        Number and Street       City     State           Zip      County

   (b) c/o
       -------------------------------------------------------------------------
       Name of Commercial Registered Office Provider              County

   For a corporation or a limited partnership represented by a commercial registered office provider the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       101 East State Street,Kennett Square   PA      19348     Chester
       -------------------------------------------------------------------------
       Number and Street     City             State    Zip      County


   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider        County

   For a corporation or limited partnership represented by a commercial registered office provider the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506(Rev 90) -2

4. (Strike out if a limited partnership) Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May 1998.

                                         Delm Nursing, Inc.
                                         ---------------------------------------
                                         Name of Corporation/Limited Partnership

                                     By: /s/ Ira C. Gubernick
                                         ---------------------------------------
                                         Signature Ira C. Gubernick

                                  TITLE: Secretary
                                         ---------------------------------------